NOTE 24. Age analysis of overdue receivables (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Less: allowance for credit losses	$ 21,280	$ 12,337	$ 5,544
Total	418,030	267,908
Past Due
Less than 90 days	23,504	19,103
Over 90 days	22,330	22,869
Financing Receivable, Recorded Investment, Past Due	45,834	41,972
Less: allowance for credit losses	(20,891)	(12,041)
Total	$ 24,943	$ 29,931